Exhibit 10.9

CONVERTIBLE LOAN AGREEMENT

THIS AGREEMENT is dated September 30, 2024 and is made

BETWEEN:

(1)	Diginex Solutions (HK) Limited, a limited company organized under the laws of Hong Kong with company number 2635911 whose registered office is located at Smart-Space Fintech 2, Room 3, Units 401-404, Core C, Cyberport 3, 3 Cyberport Road, Telegraph Bay, Hong Kong (the “Borrower”);

(2)	Rhino Ventures Limited, a company incorporated in British Virgin Islands whose registered company number is 2030338, and whose registered office is at Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands (the “Lender”); and

(3)	Diginex Limited, an exempted company incorporated under the laws of the Cayman Islands with company number 406606 whose registered office is located at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the “Company”).

The Borrower, the Lender and the Company are collectively referred to herein as the “Parties”.

WHEREAS:

A.	The Lender and the Borrower have previously entered into a loan agreement on 21 May 2024 (the “Loan Agreement”), pursuant to the Lender has agreed to loan to the Borrower a total principal amount of USD3,000,000 at an interest rate of 8% per annum (the “Loan”).

B.	The Borrower is wholly-owned by the Company. The Company is currently considering an initial public offering on the Nasdaq Capital Market (the “IPO”).

C.	The Parties desire to supplement the Loan Agreement to provide that the Loan shall be convertible into ordinary shares of the Company in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.	CONVERSION

(a)	The Lender, upon pricing of the IPO, shall convert the outstanding balance of the Loan (including accrued interest) (the “Outstanding Balance”) into such number of ordinary shares of the Company (the “Conversion Shares”) that equals to the quotient obtained by dividing (x) the Outstanding Amount by (y) the per share offer price of the IPO. Following the conversion completed pursuant to this Section the Outstanding Balance shall be reduced to zero.

(b)	Upon the conversion pursuant to this Section, the Lender’s rights of repayment of the Outstanding Balance shall be extinguished.

(c)	No fractional shares shall be issued to the Lender, and the number of Conversion Shares shall be rounded to the nearest whole share.

(d)	The Company and the Lender hereby undertake to execute any document as shall be required by the Company in connection with the issuance of the Conversion Shares.

(e)	The Lender understands that the ordinary shares of the Company issuable upon conversion of the Outstanding Balance will be “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “1933 Act”) and may not be sold, pledged, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the 1933 Act and applicable state securities laws with respect thereto or (ii) an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act as evidenced by an opinion of counsel satisfactory to the Company that such registration is not required. The certificates for the ordinary shares of the Company issuable upon conversion of the Outstanding Balance shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party)

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION, AN AVAILABLE EXEMPTION THEREFROM, OR A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATES. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(f)	The Lender consents to the Company making a notation on its records or giving instructions to any transfer agent of the securities of the Company in order to implement the restrictions on transfer set forth and described herein.

2.	REGISTRATION RIGHTS

The Company represents, warrants and agrees that with respect to the Conversion Shares, the Holder will have the following registration rights: (i) two demand registration of the sale of the Conversion Shares at the Company’s expense, and (ii) unlimited “piggyback” registration rights for a period of five (5) years after the closing of the Company’s initial public offering at the Company’s expense.

3.	REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

(a)	The Parties acknowledge that this Agreement is in addition to and supplements the Loan Agreement. In the event of any discrepancies or conflicts between the terms of the Loan Agreement and this agreement, the provisions of this agreement shall prevail.

(b)	Any amendment to this agreement shall be in writing and signed by, or on behalf of, each party.

(c)	Any waiver of any right or consent given under this agreement is only effective if it is in writing and signed by the waiving or consenting party. It shall apply only in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision.

(d)	No delay or failure to exercise any right under this agreement shall operate as a waiver of that right.

(e)	No single or partial exercise of any right under this agreement shall prevent any further exercise of that right (or any other right under this agreement).

(f)	Rights and remedies under this agreement are cumulative and do not exclude any other rights or remedies provided by law or otherwise.

4.	SEVERANCE

(a)	The invalidity, unenforceability or illegality of any provision (or part of a provision) of this agreement under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions.

(b)	If any invalid, unenforceable or illegal provision would be valid, enforceable and legal if some part of it were deleted, the provision shall apply with whatever modification as is necessary to give effect to the commercial intention of the parties.

5.	COUNTERPARTS

This agreement may be executed and delivered in any number of counterparts, each of which is an original and which, together, have the same effect as if each party had signed the same document.

6.	THIRD PARTY RIGHTS

A person who is not a party to this agreement cannot enforce, or enjoy the benefit of, any term of this agreement under Cap. 623 Contracts (Rights of Third Parties) Ordinance.

7.	NOTICES

(a)	Each notice or other communication required to be given under, or in connection with, this agreement shall be:

i.	in writing, delivered personally or sent by pre-paid first-class letter, registered airmail or fax; and
ii.	sent for the attention of the relevant party to its registered office or to any other addresses or fax numbers that are notified in writing by one party to the other from time to time.

(b)	Any notice or other communication given by a party shall be deemed to have been received:

i.	if sent by fax, when received in legible form
ii.	if given by hand, at the time of actual delivery;
iii.	if posted within the United Kingdom, on the second Business Day following the day on which it was despatched by pre-paid first-class post; and
iv.	if posted overseas, on the fifth Business Day following the day on which it was despatched by pre-paid registered airmail.

(c)	A notice or other communication given on a day which is not a Business Day, or after normal business hours in the place of receipt, shall be deemed to have been received on the next Business Day.

8.	GOVERNING LAW AND JURISDICTION

(a)	This agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, the law of Hong Kong.

(b)	The parties to this agreement irrevocably agree that the courts of Hong Kong shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non-contractual disputes or claims).

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IN WITNESS WHEREOF this agreement has been entered into on the date first stated above.

BORROWER

For and on behalf of
Diginex Solutions (HK) Limited

By:	/s/ Mark Blick
Name:	Mark Blick
Title:	CEO

LENDER

For and on behalf of
Rhino Ventures Limited

By:	/s/ Miles Pelham
Name:	Miles Pelham
Title:	Director

THE COMPANY

For and on behalf of
Diginex Limited

By:	/s/ Mark Blick
Name:	Mark Blick
Title:	CEO